FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.
This workbook has 4 data sheets for data input:The Structure and Collateral sheets. The Structure sheet is for the structure of the offered notes, input cells are highlighted and an example sheet is shown.
The collateral sheets are for the assets underlying the deal, input cells are highlighted. With the exception of the summary statistics table each cell should contain the weighted percentage of deals that answer the given criteria, e.g. what % are owner occupied, what % have FICO of 640-659 and are IO. The Collateral Total sheet is for the entire deal, with the other sheets for the individual groups.

Originator
Deal launched Date	Wednesday, September 07, 2005	Encore (40%)
Originator	see right	Finance America (25%)
Servicer	JPMorgan Chase Bank, National Association.	Accredited (24%)
Collateral	Fixed/ARM HEL	ResMAE (10%)
Size in USD	2,306,510,000	Quick Loan (1%)
Structure:

				(call/mat)	Initial	Target
Tranche name	Rating: Moodys/S&P	Size (M$)	Spread	WAL	Credit Enhacement	Credit Enhacement

Class AV1	Not Marketed
Class AV2-1	AAA/Aaa	529.07		1.00 / 1.00	18.75%	37.50%
Class AV2-2	AAA/Aaa	156.66		2.00 / 2.00	18.75%	37.50%
Class AV2-3	AAA/Aaa	301.25		2.97 / 4.73	18.75%	37.50%
Class M-1	AA+/Aa1	84.61		3.24 / 4.96	15.10%	30.20%
Class M-2	AA/Aa2	73.02		3.24 / 4.81	11.95%	23.90%
Class M-3	AA-/Aa3	41.72		3.24 / 4.72	10.15%	20.30%
Class M-4	A+/A1	39.40		3.24 / 4.65	8.45%	16.90%
Class M-5	A/A2	35.93		3.24 / 4.59	6.90%	13.80%
Class M-6	A-/A3	30.13		3.24 / 4.53	5.60%	11.20%
Class M-7	BBB+/Baa1	27.81		3.22 / 4.45	4.40%	8.80%
Class M-8	BBB/Baa2	23.18		3.21 / 4.37	3.40%	6.80%
Class M-9	BBB-/Baa3	17.38		3.20 / 4.27	2.65%	5.30%
Class M-10	BBB-/NR	49.84		3.16 / 3.74	0.50%	1.00%

Excess spread	see term sheet pg 16 for table
Reserve fund	0.50% Initial O/C
Max reserve fund
Example:

Deal launched Date	Tuesday, March 01, 2005
Originator Servicer Collateral Size in USD	XXXXX YYYY Resi B&C 500,000,000
Structure:

Tranche name	Rating: Moodys/S&P	Size (M$)	Spread	WAL	Credit Enhacement

A1	AAA/AAA	200		1	60.00%
A2	AAA/AAA	140		3	32.00%
A3	AAA/AAA	50		6.23/9.66	22.00%
	AAA/AAA				22.00%
	AAA/AAA				22.00%
M1	Aa2/AA	55		5	11.00%
M2	A2/A	30		5	5.00%
M3	A3/A-	5		4.6	4.00%
B1	Baa1/BBB+	5		4.6	3.00%
B2	Baa2/BBB	5		4.5	2.00%
B3	Baa3/BBB-	5		4.3	1.00%
B4	Ba1/BB+	5			0.00%
	N/A

Excess spread	3.92%
Reserve fund	2.65%
Max reserve fund	0%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. T The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

LTV/FICO Matrix

	LTV
	60-	60-65	65-70	70-75	75-80	80-85	85-90	90-95	95-100	Total

FIXED
FICO
350-479	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
480-499	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
500-519	0.11%	0.02%	0.03%	0.03%	0.04%	0.01%	0.03%	0.02%	0.00%	0.28%
520-539	0.17%	0.03%	0.12%	0.05%	0.01%	0.14%	0.05%	0.02%	0.00%	0.59%
540-559	0.23%	0.05%	0.07%	0.05%	0.08%	0.08%	0.17%	0.09%	0.00%	0.82%
560-579	0.17%	0.06%	0.05%	0.19%	0.15%	0.14%	0.10%	0.11%	0.01%	0.98%
580-599	0.25%	0.09%	0.14%	0.09%	0.17%	0.30%	0.15%	0.20%	0.22%	1.62%
600-619	0.20%	0.14%	0.11%	0.21%	0.28%	0.40%	0.27%	0.34%	0.34%	2.29%
620-639	0.23%	0.15%	0.10%	0.16%	0.23%	0.46%	0.36%	0.19%	0.37%	2.25%
640-659	0.23%	0.07%	0.10%	0.12%	0.08%	0.53%	0.30%	0.22%	0.31%	1.96%
660-679	0.11%	0.04%	0.05%	0.07%	0.08%	0.22%	0.15%	0.12%	0.23%	1.07%
680-699	0.14%	0.02%	0.06%	0.08%	0.11%	0.19%	0.14%	0.13%	0.28%	1.15%
700-719	0.05%	0.04%	0.06%	0.01%	0.08%	0.12%	0.08%	0.07%	0.09%	0.60%
720-739	0.04%	0.02%	0.04%	0.01%	0.02%	0.05%	0.04%	0.02%	0.05%	0.30%
740-759	0.05%	0.00%	0.00%	0.02%	0.00%	0.08%	0.05%	0.04%	0.05%	0.31%
760-779	0.05%	0.00%	0.03%	0.02%	0.05%	0.09%	0.02%	0.01%	0.02%	0.30%
780-799	0.00%	0.02%	0.02%	0.00%	0.00%	0.03%	0.00%	0.06%	0.02%	0.15%
800-850	0.01%	0.00%	0.00%	0.00%	0.00%	0.01%	0.02%	0.00%	0.00%	0.04%

Total	2.04%	0.77%	0.99%	1.09%	1.37%	2.86%	1.96%	1.63%	2.00%	14.72%

ARM
FICO
350-479	0.00%	0.00%	0.05%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%
480-499	0.05%	0.06%	0.10%	0.07%	0.02%	0.00%	0.00%	0.00%	0.00%	0.30%
500-519	0.41%	0.53%	0.36%	0.57%	0.79%	1.02%	0.55%	0.22%	0.00%	4.45%
520-539	0.45%	0.43%	0.46%	0.49%	0.87%	1.42%	1.24%	0.66%	0.00%	6.02%
540-559	0.57%	0.28%	0.38%	0.57%	0.80%	1.45%	1.30%	1.64%	0.05%	7.05%
560-579	0.49%	0.28%	0.37%	0.45%	0.84%	1.53%	1.42%	2.00%	0.41%	7.80%
580-599	0.48%	0.38%	0.54%	0.65%	1.11%	3.30%	1.30%	1.74%	0.61%	10.10%
600-619	0.53%	0.40%	0.48%	0.52%	1.06%	3.54%	2.22%	2.64%	1.25%	12.64%
620-639	0.27%	0.19%	0.54%	0.53%	1.22%	3.95%	1.42%	1.97%	1.36%	11.45%
640-659	0.11%	0.24%	0.12%	0.40%	0.50%	3.49%	0.98%	1.31%	1.17%	8.32%
660-679	0.12%	0.09%	0.17%	0.22%	0.31%	2.47%	0.81%	1.39%	0.70%	6.28%
680-699	0.11%	0.07%	0.07%	0.12%	0.22%	1.86%	0.51%	0.91%	0.55%	4.43%
700-719	0.05%	0.06%	0.05%	0.07%	0.17%	1.24%	0.29%	0.56%	0.45%	2.94%
720-739	0.08%	0.02%	0.00%	0.04%	0.07%	0.68%	0.22%	0.26%	0.10%	1.49%
740-759	0.03%	0.02%	0.04%	0.04%	0.02%	0.43%	0.04%	0.16%	0.24%	1.02%
760-779	0.00%	0.00%	0.04%	0.00%	0.00%	0.41%	0.09%	0.11%	0.06%	0.71%
780-799	0.00%	0.00%	0.00%	0.00%	0.00%	0.09%	0.00%	0.10%	0.01%	0.21%
800-850	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.03%

Total	3.76%	3.06%	3.77%	4.75%	7.99%	26.87%	12.41%	15.68%	6.98%	85.28%

CLTV/FICO Matrix

	CLTV (including silent seconds)
	60-	60-65	65-70	70-75	75-80	80-85	85-90	90-95	95-100	100-105	105-110	110+	Total

FIXED
FICO
350-479	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
480-499	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
500-519	0.11%	0.02%	0.03%	0.03%	0.04%	0.01%	0.03%	0.02%	0.00%	0.00%	0.00%	0.00%	0.28%
520-539	0.17%	0.03%	0.12%	0.05%	0.01%	0.13%	0.05%	0.02%	0.01%	0.01%	0.00%	0.00%	0.59%
540-559	0.23%	0.05%	0.07%	0.05%	0.08%	0.08%	0.17%	0.08%	0.00%	0.01%	0.00%	0.00%	0.82%
560-579	0.17%	0.06%	0.05%	0.19%	0.15%	0.14%	0.10%	0.10%	0.01%	0.01%	0.00%	0.00%	0.98%
580-599	0.25%	0.09%	0.14%	0.08%	0.16%	0.28%	0.14%	0.18%	0.05%	0.25%	0.00%	0.00%	1.62%
600-619	0.20%	0.14%	0.11%	0.20%	0.22%	0.27%	0.27%	0.34%	0.14%	0.39%	0.00%	0.00%	2.29%
620-639	0.23%	0.15%	0.10%	0.16%	0.22%	0.35%	0.36%	0.20%	0.13%	0.35%	0.00%	0.00%	2.25%
640-659	0.23%	0.07%	0.10%	0.12%	0.08%	0.46%	0.30%	0.25%	0.09%	0.27%	0.00%	0.00%	1.96%
660-679	0.11%	0.04%	0.05%	0.07%	0.08%	0.16%	0.14%	0.12%	0.09%	0.20%	0.00%	0.00%	1.07%
680-699	0.14%	0.02%	0.06%	0.08%	0.11%	0.11%	0.14%	0.12%	0.11%	0.26%	0.00%	0.00%	1.15%
700-719	0.05%	0.04%	0.06%	0.01%	0.07%	0.07%	0.08%	0.07%	0.07%	0.08%	0.00%	0.00%	0.60%
720-739	0.04%	0.02%	0.04%	0.01%	0.02%	0.01%	0.04%	0.02%	0.01%	0.10%	0.00%	0.00%	0.30%
740-759	0.02%	0.00%	0.00%	0.02%	0.02%	0.06%	0.07%	0.04%	0.01%	0.06%	0.00%	0.00%	0.31%
760-779	0.05%	0.00%	0.03%	0.02%	0.05%	0.02%	0.02%	0.01%	0.00%	0.09%	0.00%	0.00%	0.30%
780-799	0.00%	0.02%	0.02%	0.00%	0.00%	0.00%	0.00%	0.06%	0.02%	0.03%	0.00%	0.00%	0.15%
800-850	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%	0.01%	0.00%	0.00%	0.04%

Total	2.01%	0.76%	0.98%	1.08%	1.30%	2.15%	1.94%	1.63%	0.74%	2.12%	0.00%	0.00%	14.72%

ARM
FICO
350-479	0.00%	0.00%	0.05%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%
480-499	0.05%	0.06%	0.10%	0.07%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%
500-519	0.41%	0.53%	0.34%	0.53%	0.80%	0.91%	0.57%	0.25%	0.03%	0.08%	0.00%	0.00%	4.45%
520-539	0.45%	0.43%	0.46%	0.48%	0.85%	1.27%	1.02%	0.64%	0.13%	0.29%	0.00%	0.00%	6.02%
540-559	0.57%	0.28%	0.38%	0.57%	0.79%	1.35%	1.20%	1.40%	0.11%	0.40%	0.00%	0.00%	7.05%
560-579	0.47%	0.28%	0.37%	0.46%	0.83%	1.46%	1.34%	1.81%	0.31%	0.46%	0.00%	0.00%	7.80%
580-599	0.48%	0.34%	0.47%	0.50%	0.84%	1.71%	1.21%	1.62%	0.55%	2.37%	0.00%	0.00%	10.10%
600-619	0.52%	0.37%	0.43%	0.44%	0.88%	1.56%	2.11%	2.47%	1.24%	2.62%	0.00%	0.00%	12.64%
620-639	0.27%	0.18%	0.50%	0.51%	0.93%	1.21%	1.40%	1.91%	1.52%	3.01%	0.00%	0.00%	11.45%
640-659	0.11%	0.23%	0.11%	0.34%	0.41%	1.26%	0.95%	1.29%	1.22%	2.41%	0.00%	0.00%	8.32%
660-679	0.12%	0.09%	0.17%	0.20%	0.26%	0.55%	0.80%	1.34%	0.59%	2.17%	0.00%	0.00%	6.28%
680-699	0.11%	0.06%	0.07%	0.11%	0.18%	0.36%	0.51%	0.84%	0.47%	1.70%	0.00%	0.00%	4.43%
700-719	0.05%	0.06%	0.05%	0.05%	0.15%	0.25%	0.28%	0.54%	0.38%	1.14%	0.00%	0.00%	2.94%
720-739	0.08%	0.02%	0.00%	0.04%	0.07%	0.12%	0.19%	0.20%	0.09%	0.67%	0.00%	0.00%	1.49%
740-759	0.03%	0.02%	0.04%	0.03%	0.00%	0.04%	0.04%	0.15%	0.21%	0.46%	0.00%	0.00%	1.02%
760-779	0.00%	0.00%	0.04%	0.00%	0.00%	0.14%	0.12%	0.11%	0.02%	0.28%	0.00%	0.00%	0.71%
780-799	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.07%	0.01%	0.10%	0.00%	0.00%	0.21%
800-850	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%	0.03%

Total	3.74%	2.97%	3.58%	4.33%	7.01%	12.19%	11.74%	14.65%	6.89%	18.18%	0.00%	0.00%	85.28%

IO

FICO
350-479	0.00%
480-499	0.00%
500-519	0.00%
520-539	0.00%
540-559	0.00%
560-579	0.69%
580-599	1.97%
600-619	3.51%
620-639	4.24%
640-659	2.93%
660-679	2.03%
680-699	1.48%
700-719	1.00%
720-739	0.59%
740-759	0.40%
760-779	0.28%
780-799	0.06%
800-850	0.01%

Mortgage Insurance

FICO
350-479	0.00%
480-499	0.00%
500-519	0.69%
520-539	1.91%
540-559	2.95%
560-579	3.92%
580-599	3.91%
600-619	6.61%
620-639	4.85%
640-659	3.70%
660-679	2.91%
680-699	1.89%
700-719	1.25%
720-739	0.57%
740-759	0.47%
760-779	0.25%
780-799	0.18%
800-850	0.02%
DTI/FICO matrix

		DTI
		<20	20-24.9	25-29.9	30-34.9	35-39.9	40-44.9	45-49.9	50-54.9	55-59.9	60+	TOTAL

product	ficorange

ARM	300-500	0.01%	0.00%	0.02%	0.03%	0.05%	0.10%	0.07%	0.07%	0.00%	0.00%	0.35%
	500-550	0.31%	0.43%	0.72%	1.53%	2.45%	3.35%	3.22%	1.83%	0.11%	0.00%	13.96%
	550-575	0.21%	0.36%	0.60%	0.76%	1.50%	2.22%	2.19%	1.03%	0.01%	0.00%	8.88%
	575-600	0.32%	0.43%	0.66%	1.31%	2.01%	3.09%	3.89%	0.88%	0.02%	0.00%	12.60%
	600-620	0.20%	0.45%	0.64%	1.18%	2.18%	3.38%	3.92%	0.69%	0.01%	0.00%	12.64%
	620-650	0.33%	0.42%	0.66%	1.37%	2.68%	4.81%	4.90%	0.69%	0.03%	0.00%	15.90%
	650-680	0.28%	0.39%	0.57%	0.79%	1.55%	3.43%	2.79%	0.37%	0.00%	0.00%	10.15%
	680-700	0.19%	0.20%	0.26%	0.49%	0.70%	1.50%	1.00%	0.08%	0.00%	0.00%	4.43%
	700-750	0.14%	0.13%	0.28%	0.43%	0.82%	1.82%	1.21%	0.19%	0.00%	0.00%	5.02%
	750-800	0.06%	0.07%	0.12%	0.13%	0.21%	0.52%	0.22%	0.00%	0.02%	0.00%	1.34%
	800-900	0.01%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%

	Total	2.06%	2.87%	4.55%	8.03%	14.13%	24.21%	23.42%	5.82%	0.19%	0.00%	85.28%

Fixed	300-500	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	500-550	0.05%	0.07%	0.07%	0.14%	0.11%	0.29%	0.22%	0.21%	0.00%	0.00%	1.16%
	550-575	0.07%	0.06%	0.11%	0.15%	0.15%	0.30%	0.34%	0.09%	0.00%	0.00%	1.28%
	575-600	0.03%	0.09%	0.20%	0.12%	0.28%	0.39%	0.66%	0.09%	0.00%	0.00%	1.85%
	600-620	0.03%	0.14%	0.30%	0.15%	0.39%	0.37%	0.69%	0.22%	0.00%	0.00%	2.29%
	620-650	0.06%	0.18%	0.18%	0.24%	0.52%	1.12%	0.73%	0.31%	0.00%	0.00%	3.33%
	650-680	0.06%	0.06%	0.22%	0.14%	0.33%	0.44%	0.67%	0.03%	0.00%	0.00%	1.95%
	680-700	0.01%	0.00%	0.06%	0.19%	0.17%	0.30%	0.35%	0.07%	0.00%	0.00%	1.15%
	700-750	0.04%	0.02%	0.00%	0.17%	0.22%	0.32%	0.22%	0.06%	0.00%	0.00%	1.05%
	750-800	0.00%	0.05%	0.04%	0.09%	0.07%	0.24%	0.07%	0.05%	0.00%	0.00%	0.61%
	800-900	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.02%	0.00%	0.00%	0.00%	0.04%

	Total	0.36%	0.67%	1.18%	1.38%	2.27%	3.78%	3.96%	1.13%	0.00%	0.00%	14.72%

General Pool Statistics
Geographic distribution

State	%

Alabama	0.93
Alaska	0.04
Arizona	3.94
Arkansas	0.13
California	28.1
Colorado	1.96
Connecticut	1.66
Delaware	0.13
District of Columbia	0.88
Florida	8.55
Georgia	2.03
Hawaii	0.88
Idaho	0.17
Illinois	12.93
Indiana	0.91
Iowa	0.31
Kansas	0.33
Kentucky	0.29
Louisiana	0.51
Maine	0.08
Maryland	3.41
Massachusetts	1.4
Michigan	2.06
Minnesota	1.46
Mississippi	0.85
Missouri	1.67
Montana	0.06
Nebraska	0.07
Nevada	2.12
New Hampshire	0.16
New Jersey	2.01
New Mexico	0.53
New York	5.43
North Carolina	0.6
North Dakota	0.01
Ohio	1.28
Oklahoma	0.32
Oregon	0.63
Pennsylvania	1.68
Rhode Island	0.54
South Carolina	0.3
South Dakota	0.02
Tennessee	0.39
Texas	2.38
Utah	0.66
Vermont	0.02
Virginia	2.77
Washington	1.61
West Virginia	0.17
Wisconsin	0.61
Wyoming	0.02
Documentation

%

Full Documentation	58.31
Stated Documentation	38.9
Reduced Documentation	2.79
No documentation
Occupancy Status

%

Primary Residence	89.05
Second / Vacation	0.58
Non Owner Occupied	10.37
Distribution by Property Type

%

Single Family	69.13
PUD	9.01
Duplex	8.24
Condo	7.21
3-4 Family	4.86
Townhouse	1.49
Manufactured	0.06
Repayment type

%

ARM 2/28	61.32
ARM 2/28 - IO	17
Fixed 30 yr	11.89
ARM 3/27	2.74
ARM 1/29	1.81
ARM 3/27 - IO	1.23
Balloon 30/15	1.03
Fixed 30 yr — IO	0.82
ARM 5/25	0.71
Fixed 15 yr	0.56
Fixed 20 yr	0.35
6 Month ARM	0.33
ARM 5/25 - IO	0.13
Fixed 10 yr	0.04
Fixed 25 yr	0.02
Fixed 15 yr — IO	0.01
Prepay penalty

%

none	25.95
6	0.56
12	8.84
18	0.23
24	49.86
30	0.26
36	14.3
Rate type

%

Fixed	14.72
ARM	85.28
Borrower type

%

1st Lien	98.79
2nd lien	1.21
Mortgage purpose

%

Purchase	26.37
Rate/Term refinance	5.92
Equity refinance	67.71
Summary statistics

Number of loans	6869
Total principal balance	1,103,394,532.74
Average outstanding balance	160633
Largest outstanding balance	673345
WA LTV	80.52
LTV >90%	10.22
WA Remaining Term (Months)	353
WA Seasoning (months)	3
WA Credit Score	614
WA Net Mortgage Rate	6.2527
WA Neg Am limit	n/a
AFC

%

1.00%	4.07%
1.50%	20.99%
2.00%	3.45%
3.00%	56.78%
NA or fixed rate	14.72%
Conforming

%

Conforming	100
Non conforming	0

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

LTV/FICO Matrix

		LTV
		60-	60-65	65-70	70-75	75-80	80-85	85-90	90-95	95-100	Total

FIXED
FICO
	350-479	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	480-499	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	500-519	0.04%	0.00%	0.00%	0.04%	0.05%	0.03%	0.02%	0.02%	0.00%	0.20%
	520-539	0.09%	0.02%	0.01%	0.00%	0.04%	0.06%	0.07%	0.02%	0.00%	0.32%
	540-559	0.02%	0.02%	0.05%	0.01%	0.00%	0.07%	0.06%	0.08%	0.00%	0.32%
	560-579	0.10%	0.05%	0.00%	0.15%	0.02%	0.11%	0.14%	0.07%	0.05%	0.69%
	580-599	0.18%	0.07%	0.15%	0.12%	0.01%	0.28%	0.01%	0.07%	0.32%	1.21%
	600-619	0.03%	0.18%	0.09%	0.12%	0.11%	0.36%	0.22%	0.10%	0.51%	1.72%
	620-639	0.03%	0.02%	0.11%	0.07%	0.23%	0.38%	0.13%	0.08%	0.47%	1.52%
	640-659	0.16%	0.00%	0.04%	0.09%	0.10%	0.41%	0.23%	0.22%	0.77%	2.02%
	660-679	0.01%	0.03%	0.04%	0.04%	0.13%	0.33%	0.12%	0.16%	0.69%	1.57%
	680-699	0.05%	0.03%	0.03%	0.08%	0.15%	0.26%	0.09%	0.16%	0.40%	1.25%
	700-719	0.05%	0.07%	0.08%	0.04%	0.04%	0.31%	0.07%	0.25%	0.40%	1.31%
	720-739	0.06%	0.02%	0.00%	0.02%	0.01%	0.09%	0.11%	0.03%	0.24%	0.59%
	740-759	0.00%	0.00%	0.00%	0.00%	0.04%	0.15%	0.06%	0.03%	0.11%	0.40%
	760-779	0.00%	0.04%	0.02%	0.00%	0.04%	0.15%	0.00%	0.00%	0.11%	0.36%
	780-799	0.01%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.03%	0.05%
	800-850	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%	0.00%	0.06%

	Total	0.83%	0.56%	0.63%	0.78%	0.98%	3.01%	1.37%	1.30%	4.12%	13.58%

ARM
FICO
	350-479	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%
	480-499	0.00%	0.02%	0.00%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%
	500-519	0.12%	0.20%	0.18%	0.20%	0.36%	0.55%	0.36%	0.22%	0.00%	2.19%
	520-539	0.29%	0.31%	0.34%	0.57%	0.47%	0.73%	0.76%	0.33%	0.00%	3.80%
	540-559	0.10%	0.20%	0.26%	0.30%	0.53%	0.82%	1.14%	0.84%	0.06%	4.26%
	560-579	0.13%	0.19%	0.31%	0.69%	0.64%	1.30%	1.22%	1.20%	0.18%	5.86%
	580-599	0.33%	0.20%	0.22%	0.47%	0.52%	3.66%	0.92%	1.33%	0.37%	8.02%
	600-619	0.38%	0.23%	0.25%	0.39%	0.76%	4.64%	1.47%	1.99%	0.71%	10.83%
	620-639	0.10%	0.16%	0.20%	0.47%	0.89%	5.15%	1.55%	2.41%	1.20%	12.13%
	640-659	0.11%	0.03%	0.08%	0.31%	0.62%	5.98%	1.04%	1.42%	0.92%	10.50%
	660-679	0.01%	0.00%	0.00%	0.13%	0.40%	5.51%	0.79%	1.14%	1.14%	9.12%
	680-699	0.02%	0.00%	0.00%	0.02%	0.51%	4.66%	0.30%	0.69%	0.61%	6.82%
	700-719	0.00%	0.02%	0.07%	0.03%	0.28%	3.37%	0.30%	0.68%	0.58%	5.31%
	720-739	0.03%	0.00%	0.02%	0.03%	0.13%	2.12%	0.14%	0.30%	0.37%	3.13%
	740-759	0.02%	0.00%	0.10%	0.03%	0.04%	1.61%	0.04%	0.08%	0.26%	2.18%
	760-779	0.02%	0.00%	0.00%	0.01%	0.03%	1.24%	0.00%	0.10%	0.19%	1.59%
	780-799	0.00%	0.00%	0.00%	0.00%	0.00%	0.43%	0.02%	0.07%	0.00%	0.53%
	800-850	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.04%	0.00%	0.07%

	Total	1.65%	1.56%	2.04%	3.71%	6.18%	41.80%	10.05%	12.84%	6.58%	86.42%

CLTV/FICO Matrix

		CLTV (including silent seconds)
		60-	60-65	65-70	70-75	75-80	80-85	85-90	90-95	95-100	100-105	105-110	110+	Total

FIXED
FICO
	350-479	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	480-499	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	500-519	0.04%	0.00%	0.00%	0.04%	0.04%	0.03%	0.02%	0.02%	0.00%	0.00%	0.00%	0.00%	0.20%
	520-539	0.09%	0.02%	0.01%	0.00%	0.04%	0.06%	0.07%	0.02%	0.00%	0.00%	0.00%	0.00%	0.32%
	540-559	0.02%	0.02%	0.05%	0.01%	0.01%	0.06%	0.06%	0.06%	0.01%	0.02%	0.00%	0.00%	0.32%
	560-579	0.10%	0.05%	0.00%	0.14%	0.02%	0.11%	0.12%	0.07%	0.06%	0.01%	0.00%	0.00%	0.69%
	580-599	0.18%	0.07%	0.15%	0.12%	0.01%	0.15%	0.01%	0.10%	0.02%	0.40%	0.01%	0.00%	1.21%
	600-619	0.03%	0.18%	0.09%	0.12%	0.11%	0.20%	0.22%	0.10%	0.06%	0.61%	0.00%	0.00%	1.72%
	620-639	0.03%	0.02%	0.11%	0.07%	0.22%	0.22%	0.13%	0.09%	0.09%	0.54%	0.00%	0.00%	1.52%
	640-659	0.15%	0.00%	0.04%	0.06%	0.12%	0.29%	0.22%	0.22%	0.06%	0.86%	0.00%	0.00%	2.02%
	660-679	0.01%	0.03%	0.04%	0.04%	0.13%	0.16%	0.11%	0.18%	0.09%	0.78%	0.00%	0.00%	1.57%
	680-699	0.05%	0.03%	0.03%	0.08%	0.11%	0.09%	0.08%	0.16%	0.05%	0.58%	0.00%	0.00%	1.25%
	700-719	0.05%	0.07%	0.08%	0.04%	0.04%	0.13%	0.07%	0.24%	0.13%	0.45%	0.00%	0.01%	1.31%
	720-739	0.06%	0.02%	0.00%	0.02%	0.01%	0.04%	0.11%	0.03%	0.05%	0.25%	0.00%	0.00%	0.59%
	740-759	0.00%	0.00%	0.00%	0.00%	0.04%	0.08%	0.06%	0.03%	0.00%	0.18%	0.00%	0.01%	0.40%
	760-779	0.00%	0.04%	0.02%	0.00%	0.04%	0.13%	0.00%	0.00%	0.01%	0.12%	0.00%	0.00%	0.36%
	780-799	0.01%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.00%	0.05%
	800-850	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%

	Total	0.82%	0.56%	0.63%	0.73%	0.96%	1.75%	1.32%	1.32%	0.63%	4.84%	0.01%	0.02%	13.58%

ARM
FICO	350-479	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%
	480-499	0.00%	0.02%	0.00%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%
	500-519	0.12%	0.20%	0.18%	0.20%	0.35%	0.53%	0.36%	0.23%	0.01%	0.01%	0.00%	0.00%	2.19%
	520-539	0.29%	0.31%	0.33%	0.57%	0.47%	0.65%	0.63%	0.35%	0.00%	0.20%	0.00%	0.00%	3.80%
	540-559	0.09%	0.20%	0.26%	0.29%	0.54%	0.77%	1.02%	0.69%	0.16%	0.23%	0.00%	0.00%	4.26%
	560-579	0.13%	0.19%	0.31%	0.69%	0.64%	1.22%	1.07%	1.07%	0.27%	0.27%	0.00%	0.00%	5.86%
	580-599	0.33%	0.20%	0.22%	0.42%	0.42%	1.13%	0.90%	1.17%	0.45%	2.78%	0.00%	0.00%	8.02%
	600-619	0.38%	0.23%	0.24%	0.35%	0.66%	1.49%	1.48%	1.94%	0.89%	3.17%	0.00%	0.00%	10.83%
	620-639	0.10%	0.16%	0.19%	0.41%	0.75%	1.08%	1.56%	2.52%	1.46%	3.90%	0.00%	0.00%	12.13%
	640-659	0.11%	0.03%	0.08%	0.25%	0.36%	1.02%	1.03%	1.55%	1.11%	4.96%	0.00%	0.00%	10.50%
	660-679	0.01%	0.00%	0.00%	0.13%	0.32%	0.50%	0.79%	1.22%	1.27%	4.88%	0.00%	0.00%	9.12%
	680-699	0.02%	0.00%	0.00%	0.00%	0.42%	0.58%	0.39%	0.78%	0.57%	4.06%	0.00%	0.00%	6.82%
	700-719	0.00%	0.02%	0.03%	0.03%	0.24%	0.24%	0.35%	0.81%	0.63%	2.97%	0.00%	0.00%	5.31%
	720-739	0.03%	0.00%	0.02%	0.03%	0.13%	0.17%	0.14%	0.23%	0.44%	1.94%	0.00%	0.00%	3.13%
	740-759	0.02%	0.00%	0.10%	0.03%	0.00%	0.11%	0.04%	0.06%	0.25%	1.57%	0.00%	0.00%	2.18%
	760-779	0.02%	0.00%	0.00%	0.01%	0.00%	0.07%	0.00%	0.10%	0.21%	1.18%	0.00%	0.00%	1.59%
	780-799	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.02%	0.11%	0.02%	0.31%	0.00%	0.00%	0.53%
	800-850	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%	0.03%	0.00%	0.00%	0.07%

	Total	1.64%	1.56%	1.97%	3.47%	5.30%	9.63%	9.77%	12.87%	7.76%	32.47%	0.00%	0.00%	86.42%

		IO
FICO
	350-479	0.00%
	480-499	0.00%
	500-519	0.00%
	520-539	0.00%
	540-559	0.06%
	560-579	0.66%
	580-599	2.37%
	600-619	4.83%
	620-639	5.42%
	640-659	5.53%
	660-679	4.09%
	680-699	3.74%
	700-719	3.80%
	720-739	1.84%
	740-759	1.29%
	760-779	0.94%
	780-799	0.20%
	800-850	0.03%

		Mortgage Insurance
FICO
	350-479	0.00%
	480-499	0.00%
	500-519	0.54%
	520-539	1.23%
	540-559	2.14%
	560-579	2.46%
	580-599	2.70%
	600-619	4.37%
	620-639	4.40%
	640-659	3.43%
	660-679	2.22%
	680-699	1.58%
	700-719	0.96%
	720-739	0.59%
	740-759	0.26%
	760-779	0.26%
	780-799	0.12%
	800-850	0.08%

DTI/FICO matrix

		DTI
		<20	20-24.9	25-29.9	30-34.9	35-39.9	40-44.9	45-49.9	50-54.9	55-59.9	60+	TOTAL
product	fico range

ARM	300-500	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.06%	0.00%	0.00%	0.00%	0%
	500-550	0.27%	0.26%	0.46%	0.89%	1.36%	1.92%	1.80%	0.75%	0.00%	0.00%	8%
	550-575	0.38%	0.16%	0.45%	0.75%	0.84%	1.59%	1.81%	0.62%	0.01%	0.00%	7%
	575-600	0.37%	0.19%	0.43%	0.61%	1.56%	2.61%	3.22%	0.70%	0.11%	0.00%	10%
	600-620	0.24%	0.33%	0.59%	0.86%	1.72%	2.94%	3.75%	0.41%	0.00%	0.00%	11%
	620-650	0.40%	0.37%	0.61%	1.38%	2.87%	6.13%	5.69%	0.52%	0.04%	0.00%	18%
	650-680	0.29%	0.30%	0.52%	0.83%	2.44%	5.26%	3.85%	0.26%	0.00%	0.00%	14%
	680-700	0.09%	0.18%	0.32%	0.41%	1.25%	2.72%	1.63%	0.23%	0.00%	0.00%	7%
	700-750	0.17%	0.32%	0.29%	0.61%	1.71%	3.94%	2.41%	0.08%	0.00%	0.00%	10%
	750-800	0.10%	0.16%	0.08%	0.14%	0.42%	1.50%	0.79%	0.05%	0.00%	0.00%	3%
	800-900	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.04%	0.00%	0.00%	0.00%	0%

	Total	2%	2%	4%	6%	14%	29%	25%	4%	0%	0%	86%

Fixed	300-500	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0%
	500-550	0.03%	0.01%	0.09%	0.09%	0.14%	0.17%	0.11%	0.06%	0.00%	0.00%	1%
	550-575	0.01%	0.04%	0.05%	0.08%	0.14%	0.14%	0.15%	0.01%	0.00%	0.00%	1%
	575-600	0.09%	0.07%	0.17%	0.14%	0.19%	0.41%	0.27%	0.06%	0.00%	0.00%	1%
	600-620	0.03%	0.03%	0.17%	0.07%	0.32%	0.55%	0.40%	0.15%	0.00%	0.00%	2%
	620-650	0.06%	0.07%	0.08%	0.20%	0.37%	0.75%	0.95%	0.11%	0.00%	0.00%	3%
	650-680	0.04%	0.08%	0.15%	0.29%	0.35%	0.86%	0.71%	0.04%	0.00%	0.00%	3%
	680-700	0.00%	0.01%	0.13%	0.10%	0.22%	0.40%	0.37%	0.02%	0.00%	0.00%	1%
	700-750	0.01%	0.04%	0.10%	0.23%	0.43%	0.66%	0.59%	0.02%	0.00%	0.00%	2%
	750-800	0.01%	0.01%	0.09%	0.02%	0.07%	0.20%	0.22%	0.00%	0.00%	0.00%	1%
	800-900	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.04%	0.00%	0.00%	0%

	Total	0%	0%	1%	1%	2%	4%	4%	1%	0%	0%	14%

General Pool Statistics
Geographic distribution

State	%
Alabama	0.32
Alaska	0.01
Arizona	3.01
Arkansas	0.03
California	46.06
Colorado	1.37
Connecticut	0.88
Delaware	0.08
District of Columbia	0.73
Florida	8.14
Georgia	1.49
Hawaii	1.22
Idaho	0.12
Illinois	6.82
Indiana	0.52
Iowa	0.1
Kansas	0.19
Kentucky	0.14
Louisiana	0.23
Maine	0.1
Maryland	2.39
Massachusetts	1.54
Michigan	0.95
Minnesota	0.71
Mississippi	0.49
Missouri	0.68
Montana	0.04
Nebraska	0.01
Nevada	2.01
New Hampshire	0.09
New Jersey	2.3
New Mexico	0.31
New York	6.71
North Carolina	0.3
North Dakota	0
Ohio	1.55
Oklahoma	0.23
Oregon	0.4
Pennsylvania	0.78
Rhode Island	0.25
South Carolina	0.1
Tennessee	0.27
Texas	1.86
Utah	0.44
Vermont	0.07
Virginia	2.69
Washington	0.89
West Virginia	0.03
Wisconsin	0.31
Wyoming	0.02
Documentation

%
Full Documentation	45.64
Stated Documentation	50.55
Reduced Documentation	3.81
No documentation	0
Occupancy Status

%
Primary Residence	94.78
Second / Vacation	0.46
Non Owner Occupied	4.76
Distribution by Property Type

%
Single Family	69.15
PUD	13.18
Condo	6.86
Duplex	6.46
3-4 Family	3.15
Townhouse	1.13
Manufactured	0.06
Modular	0.02
Repayment type

%
ARM 2/28	48.72
ARM 2/28 - IO	31.4
Fixed 30 yr	8.48
Balloon 30/15	2.98
ARM 3/27 - IO	1.9
ARM 3/27	1.83
ARM 1/29	1.36
Fixed 30 yr — IO	1.35
ARM 5/25	0.63
Fixed 20 yr	0.47
6 Month ARM	0.45
Fixed 15 yr	0.29
ARM 5/25 - IO	0.14
Fixed 25 yr	0.01
Prepay penalty

%
none	20.12
6	0.46
12	11.5
18	0.15
24	53.36
30	0.24
36	9.5
48	0.03
60	4.64
Rate type

%
Fixed	13.58
ARM	86.42
Borrower type

%
1st Lien	96.69
2nd lien	3.31
Mortgage purpose

%
Purchase	51.36
Rate/Term refinance	3.23
Equity refinance	45.41
Summary statistics

Number of loans	4916
Total principal balance	1214752961
Average outstanding balance	247101
Largest outstanding balance	1000000
WA LTV	82.16
LTV >90%	11.83
WA Remaining Term (Months)	350
WA Seasoning (months)	3
WA Credit Score	636
WA Net Mortgage Rate	6.0627
WA Neg Am limit	n/a
AFC

%
1.00%	3.61%
1.50%	29.31%
2.00%	3.55%
3.00%	49.95%
NA or fixed rate	13.58%
Conforming

%
Conforming	0
Non conforming	100
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.